Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

FORMULA INVESTING INTERNATIONAL VALUE 400 FUND

FORMULA INVESTING INTERNATIONAL VALUE SELECT FUND
(THE “FUNDS”)

Supplement dated October 30, 2013 to the Prospectus and Statement of Additional Information (“SAI”) for the Funds dated September 1, 2013

At a meeting of the Board of Trustees (the “Board”) of FundVantage Trust (the “Trust”) held on October 29, 2013, the Board, including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, unanimously approved a plan to liquidate and terminate the Funds.  The plan of liquidation provides that the Funds will cease their business, liquidate their assets and distribute their liquidation proceeds to all of the Funds’ shareholders of record. Final liquidation of the Funds will occur on or about December 16, 2013.  The Funds will cease accepting purchase orders and will be closed to all new and existing investors on November 15, 2013.

In making its determination, the Board carefully considered the recommendation of the Funds’ investment adviser, Gotham Asset Management, LLC (the “Adviser”), and its decision to focus on mutual funds with a combined long/short equity strategy.  Shareholders in the Funds may invest in other mutual funds managed by the Adviser (Gotham Enhanced Return Fund, Gotham Absolute Return Fund and Gotham Neutral Fund, the “Gotham Funds”).  The Gotham Funds are long/short equity funds which invest primarily in U.S. equities. For more information on the Gotham Funds and to obtain a prospectus, please visit www.Gothamfunds.com.

Shareholders of the Funds may redeem their shares at any time prior to the liquidation date.  If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of shares of the Funds that occur after the date of this supplement.  Liquidation proceeds will be paid in cash at each Fund’s applicable net asset value per share.

As the liquidation of the Funds approaches, the Funds’ investment adviser is expected to increase the portion of each Fund’s assets held in cash and similar investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect each Fund’s yield. The impending liquidation of the Funds may result in large redemptions, which could adversely affect each Fund’s expense ratio, although existing contractual fee waivers are expected to be maintained. Also, as the Funds’ liquidation approaches, the Funds will cease to pursue their respective investment objectives.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Funds may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Funds’ prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Funds’ liquidation and the tax consequences to the shareholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE